                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A)

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
      [ ] Preliminary proxy                   [ ] Confidential, for Use of
      [X] Definitive proxy statement              the Commission Only (as
      [ ] Definitive additional materials         permitted by Rule 14a-6(e)(2)
      [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                HABERSHAM BANCORP
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
      [X] No fee required
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

      (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

      (5) Total fee paid:

-------------------------------------------------------------------------------

      [ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

-------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------

      (3) Filing Party:

-------------------------------------------------------------------------------

      (4) Date Filed:

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
                                     [Logo]


                              HABERSHAM BANCORP
                                Highway 441 North
                                  P.O. Box 1980
                             Cornelia, Georgia 30531
                                 (706) 778-1000


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD SATURDAY, APRIL 19, 1997.

To the Shareholders of HABERSHAM BANCORP:

         Notice is hereby given that the annual meeting of shareholders of Habersham Bancorp (the "Company") will be held on Saturday, April 19, 1997, at 1:00 p.m., in the Central Office of Habersham Bank at Highway 441 North, Cornelia, Georgia, for the following purposes:

         (1)      To elect the directors for the ensuing year; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 7, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                                    By Order of the Board of Directors,



                                    David D. Stovall
                                    President and Chief Executive Officer

March 20, 1997

                                HABERSHAM BANCORP
                                Highway 441 North
                                  P.O. Box 1980
                             Cornelia, Georgia 30531


                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Habersham Bancorp (the "Company"), for use at the annual meeting of shareholders to be held on Saturday, April 19, 1997, at 1:00 p.m., in the Central Office of Habersham Bank at Highway 441 North, Cornelia, Georgia, and at any adjournments thereof. This Proxy Statement and the form of proxy were first mailed to shareholders on or about March 20, 1997. If the enclosed form of proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted FOR the election of the nominated directors. Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Edward D. Ariail, Vice President and Secretary of the Company, at the Company's Central Office, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

         The close of business on March 7, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $1.00 par value (the "Stock"), authorized, of which 2,367,309 shares were issued and outstanding. Each such share is entitled to one vote on matters to be presented at the meeting.

         A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. Abstentions and broker non-votes (which are described below) will be counted in determining whether a quorum exists. Directors are elected by a plurality of the votes cast by the shares entitled to be voted in such election. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors. Accordingly, votes withheld by shareholders present at the annual meeting who do not choose to vote in the election of directors will have no effect on the outcome of the election.

         All other matters that may be considered and acted upon by the shareholders at the annual meeting require that the number of shares voted in favor of the proposal exceed the number of shares voted against the proposal, provided a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a proposal is approved by the shareholders. Abstentions and broker "non-votes" resulting from a broker's inability to vote a client's shares on non-discretionary matters are treated as "true abstentions" under Georgia law and not as negative votes. Consequently, abstentions and broker non-votes will have no effect on the outcome of the vote on other proposals that may be brought before the meeting.

                                   THE COMPANY

         The Company was organized in 1984 as a bank holding company under the laws of the State of Georgia. The Company's bank subsidiaries, Habersham Bank and Security State Bank, engage in general commercial banking business. Habersham Bank also provides data processing services to financial institutions. The Company has one direct nonbank subsidiary, The Advantage Group, Inc., and two indirect nonbank subsidiaries, BancMortgage Financial Corp. and Appalachian Travel Service, Inc. The Advantage Group, Inc. engages in the development and marketing of personal computer software, provides management consulting advice to depository institutions and administers the Company's Kids' Advantage banking program. BancMortgage Financial Corp. is a full service mortgage lending and servicing subsidiary located in the northern Atlanta metropolitan area. Appalachian Travel Service, Inc. is a full service travel agency located in Cornelia, Georgia.

                               OWNERSHIP OF STOCK

                           Principal Holders of Stock

         On March 7, 1997, the Company had 609 shareholders of record. The following table sets forth the persons who beneficially owned, as of March 7, 1997, 5% or more of the outstanding shares of Stock to the best information and knowledge of the Company. According to rules adopted by the Securities and Exchange Commission, one is a "beneficial owner" of securities if one has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, each person is the record owner of and has sole voting and investment power with respect to, his or her shares.


Name and Address of                              Amount and Nature of                              Percent
Beneficial Owner                                 Beneficial Ownership                           of Class  (1)
-------------------                              --------------------                           -------------
John Robert Arrendale                                  226,030                                      9.55%
200 Hillcrest Heights
Cornelia, Georgia 30531

Thomas A. Arrendale, Jr.                               192,500 (2)                                  8.11%
P.O. Box 558
Baldwin, Georgia 30511

Thomas A. Arrendale, III                               267,670 (2)                                 11.27%
P.O. Box 558
Baldwin, Georgia 30511

Name and Address of                              Amount and Nature of                              Percent
Beneficial Owner                                 Beneficial Ownership                           of Class  (1)
-------------------                              --------------------                           -------------
Cyndae Arrendale                                       125,000                                      5.28%
P.O. Box 558
Baldwin, Georgia  30511


David D. Stovall                                       153,447 (3)                                  6.35%
133 Grand Avenue
Cornelia, Georgia  30531

Footnotes

(1) The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual identified in the table.

(2) Includes 7,500 shares subject to options exercisable on or before May 6, 1997.

(3) Includes 96,248 shares owned of record by Mr. Stovall and his wife, 9,881 shares owned of record by Mr. Stovall jointly with his wife and daughter, and 47,318 shares subject to options exercisable on or before May 6, 1997. Excludes 4,936 shares (as of the latest available evaluation of 12/31/96) held in Mr. Stovall's account in the Company's 401(k) Savings Investment Plan Trust (the "Savings Plan"), as to which Mr. Stovall has no voting or investment power.

                            Stock Owned by Management

         The following table sets forth the number and percentage ownership of shares of Stock beneficially owned by each director of the Company, each executive officer named in the Summary Compensation Table contained elsewhere in this Proxy Statement and all directors and executive officers as a group, as of March 7, 1997. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his shares.

                                                    Number of Shares                              Percentage
Name and Address                                   Beneficially Owned                            of Total (1)
----------------                                   ------------------                            ------------
Thomas A. Arrendale, Jr. (2)                            192,500 (3)                                  8.11%
P.O. Box 558
Baldwin, Georgia 30511

Thomas A. Arrendale, III (2)                            267,670 (3)                                 11.27%
P.O. Box 558
Baldwin, Georgia 30511

                                                    Number of Shares                              Percentage
Name of Director                                   Beneficially Owned                            of Total (1)
----------------                                   ------------------                            ------------
James J. Holcomb                                         26,350 (3)                                  1.11%
P.O. Box 437
Clarkesville, Georgia 30523

James A. Stapleton, Jr.                                   7,950 (3) (4)                              *
P.O. Box 40
Cornelia, Georgia 30531

David D. Stovall                                        153,447 (5)                                  6.35%
133 Grand Avenue
Cornelia, Georgia 30531

C. Kenneth White                                        113,163 (6)                                  4.76%
509 Mt. Sinai
Dalton, Georgia 30720

Calvin R. Wilbanks                                       10,000 (3)                                  *
Route 1, Box 1888
Demorest, Georgia 30535

All Directors and Executive
Officers as a Group (9 persons)                         847,520 (7)                                 33.84%

Footnotes

(*)  Indicates less than 1%.

(1) The number of issued and outstanding shares used to calculate the percentage of total ownership includes any shares covered by the option(s) issued to the individual or to members of the group, as applicable, identified in the table.

(2)  Thomas A. Arrendale, Jr. and Thomas A. Arrendale, III are father and son.

(3) Includes 7,500 shares subject to options exercisable on or before May 6, 1997.

(4)  Mr. Stapleton owns 450 of the indicated shares jointly with his children.

(5) Includes 96,248 shares owned of record by Mr. Stovall and his wife, 9,881 shares owned of record by Mr. Stovall jointly with his wife and daughter, and 47,318 shares subject to options exercisable on or before May 6, 1997. Excludes 4,936 shares (as of the latest available evaluation of 12/31/96) held in Mr. Stovall's account in the Savings Plan, as to which Mr. Stovall has no voting or investment power.

(6) Includes 7,928 shares subject to options exercisable on or before May 6, 1997 and 103,945 shares registered to Lexus Industries of Georgia and with respect to which Mr. White may be deemed to have sole voting and investment power.

(7) Of the indicated shares, 137,246 shares are subject to options exercisable on or before May 6, 1997. Excludes 10,265 shares (as of the latest available evaluation of 12/31/96) held in accounts for the benefit of the Company's executive officers under the Savings Plan, as to which participants have no voting or investment power.

                Compliance With Section 16(a) of the Exchange Act

         Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in their ownership of the Company's Stock. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1996, its directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.


                        PROPOSAL 1: ELECTION OF DIRECTORS

                                    Nominees

         The Board of Directors proposes that the nominees listed below be elected as directors of the Company to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

         If any of such nominees becomes unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

         The following table sets forth, for each director, his name and age at December 31, 1997, the year he was first elected as a director of the Company, his position with the Company other than as a director and his principal occupation and other business experience for the past five years.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.


                                                 Year
                                                 First           Position with Company;
Name                                Age          Elected         Business Experience
----                                ---          -------         -------------------
Thomas A. Arrendale, Jr.            76           1984            Chairman of the Board of the Company and
                                                                 Habersham Bank; Director and President,
                                                                 Fieldale Farms, Inc. (poultry processing
                                                                 and distribution)

Thomas A. Arrendale, III            39           1990            Vice Chairman of the Board of the
                                                                 Company; Director of Marketing, Fieldale
                                                                 Farms, Inc. (poultry processing and
                                                                 distribution)

James J. Holcomb                    74           1984            Owner, Mt. Airy Wood Preserving (wood
                                                                 products)

James A. Stapleton, Jr.             48           1990            President and General Manager, Habersham
                                                                 Metal Products

David D. Stovall                    40           1989            President and Chief Executive Officer of the
                                                                 Company; Vice Chairman and Chief
                                                                 Executive Officer of Habersham Bank;
                                                                 President and Chairman of the Board of The
                                                                 Advantage Group, Inc.; Chairman of the
                                                                 Board of Directors of Security State Bank,
                                                                 BancMortgage Financial Corp. and
                                                                 Appalachian Travel Service, Inc.

C. Kenneth White                    56           1995            Consultant, Certified Public Accountant and
                                                                 Private Investor

Calvin R. Wilbanks                  51           1990            Co-Owner, C.P. Wilbanks Lumber
                                                                 Company

                      Meetings and Committees of the Board

         The regular meetings of the Board of Directors of the Company are scheduled to take place on the third Saturday of the first month of each quarter and otherwise as necessary. The Board of Directors of Habersham Bank is scheduled to meet on the third Saturday of each month and the Board of Directors of Security State Bank is scheduled to meet on the third Monday of each month. During 1996, the Board of Directors of the Company met six times, the Board of Directors of Habersham Bank met 12 times and the Board of Directors of Security State Bank met

12 times. Each director of the Company attended at least 75% of the meetings of the Board of Directors of the Company and the committees of which he was a member (if any), and each director of Habersham Bank and Security State Bank attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of which he was a member.

         The Board of Directors of the Company has established a Compensation Committee and an Audit Committee. The Compensation Committee is composed of Thomas A. Arrendale, Jr. and James J. Holcomb, and was established to determine the compensation of Company officers. The Committee also administers the Company's employee stock option plans. The Committee met once in 1996.

         The Audit Committee's functions include (a) providing assistance to the Board of Directors in fulfilling its responsibilities for examinations of the Company by regulatory agencies and independent auditors; (b) determining that the Company has adequate administrative, operating and internal accounting controls and that it is operating in accordance with prescribed procedures; and
(c) serving as an independent party in the review of the financial information of the Company prior to its distribution to the Company's shareholders and the public. The current members of the Audit Committee are: James J. Holcomb (Chairman), James A. Stapleton, Jr., C. Kenneth White and Calvin R. Wilbanks. Meetings are called by the Committee Chairman or the Company's internal auditor. During 1996, the Audit Committee met three times.

         Neither the Company nor any of its subsidiaries has a standing nominating committee.

                            Compensation of Directors

         With the exception of C. Kenneth White, the same individuals who served as directors of the Company in 1996 also served as directors of Habersham Bank. They were compensated for their service to the Company and to Habersham Bank at rates of from $500 to $3,000 per Board meeting attended. Directors of Security State Bank (including Mr. Stovall and Mr. White) receive the same compensation as directors of Habersham Bank. Directors are not compensated for their service as members of committees. Mr. Stovall received a total of $14,000 in director fees for 1996.

         Directors of the Company and its bank subsidiaries who are not employees of the Company or any of its subsidiaries are granted options annually under the Habersham Bancorp Outside Directors' Stock Option Plan (the "Directors' Plan"). On December 31 of each year, so long as the Company or the applicable bank subsidiary has a return on beginning assets of at least one percent for the prior 12-month period, each eligible director of the Company receives an option to purchase 1,000 shares of Stock at an exercise price equal to the fair market value of the Stock on the date of grant and each director of a bank subsidiary receives an option to purchase 250 shares on the same terms. Options are exercisable in full six months after the date of grant. On December 31, 1996, each of the directors of the Company (except for Mr. Stovall) received options to purchase 1,250 shares of Stock at an exercise price of $16.875 per share under the Directors' Plan.

                               EXECUTIVE OFFICERS

         Officers of the Company are appointed by and hold office at the discretion of the Board of Directors of the Company. The following table sets forth for each executive officer of the Company (a) the person's name, (b) his or her age at December 31, 1996, (c) the year he or she was first elected as an officer of the Company, (d) his or her position with the Company and its subsidiaries, and (e) other business experience for the past five years, if he or she has been employed by the Company or any subsidiary for less than five years.

                                                 Year
                                                 First           Position and
Name                                Age          Elected         Business Experience
----                                ---          -------         -------------------
Thomas A. Arrendale, Jr.            76           1984            Chairman of the Board of the Company and
                                                                 Habersham Bank; Director and President,
                                                                 Fieldale Farms, Inc. (poultry processing
                                                                 and distribution)

David D. Stovall                    40           1984            President and Chief Executive Officer of the
                                                                 Company; Vice Chairman and Chief
                                                                 Executive Officer of Habersham Bank;
                                                                 President and Chairman of the Board of The
                                                                 Advantage Group, Inc.; Chairman of the
                                                                 Board of Directors of BancMortgage
                                                                 Financial Corp., Security State Bank and
                                                                 Appalachian Travel Service, Inc.

Edward D. Ariail                    38           1990            Vice President and Corporate Secretary of
                                                                 the Company; President and Chief
                                                                 Operating Officer of Habersham Bank since
                                                                 April 1996; prior thereto, Executive Vice
                                                                 President of Habersham Bank; Executive
                                                                 Vice President of The Advantage Group,
                                                                 Inc.; member of the Board of Directors of
                                                                 BancMortgage Financial Corp.; Vice
                                                                 Chairman of the Board of Appalachian
                                                                 Travel Service, Inc.

Pamela D. Spangler                  48           1985            Assistant Vice President of the Company,
                                                                 Senior Vice President of Habersham Bank
                                                                 and Secretary of The Advantage Group,
                                                                 Inc.


                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer for the fiscal years ended December 31, 1994, 1995 and 1996. None of the Company's other executive officers earned over $100,000 in salary and bonus during 1996.

                                             Summary Compensation Table
                                             --------------------------



                                                                                      Long-Term
                                                    Annual Compensation(1)            Compensation(2)
                                                    ----------------------            ---------------
                                                                                      Securities
        Name and                                                                      Underlying                        All
        Principal                         Salary                                      Options/                         Other
        Position            Year            ($)               Bonus($)                SARs(#)                     Compensation($)
        --------            ----          ------              --------                -------                     ---------------
David D. Stovall            1996          132,000                0                    11,000                        4,844(3)
Chief Executive             1995          120,000                0                    16,318(4)                     7,157(5)
Officer                     1994          120,000                0                         0                        6,388(6)


--------------------------


(1) Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under SEC regulations.

(2) The Company has not awarded any restricted stock or long-term incentives other than stock options. Accordingly, columns relating to such awards have been omitted.

(3) Includes $3,956 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1996 under a split dollar life insurance policy for the benefit of Mr. Stovall.

(4) Includes options to purchase 6,318 shares that were granted in exchange for options to purchase common stock of Security Bancorp, Inc., which was acquired by the Company on June 30, 1995.

(5) Includes $3,604 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1995 under a split dollar life insurance policy for the benefit of Mr. Stovall.

(6) Includes $2,835 in Company contributions to Mr. Stovall's account under the Savings Plan and $3,553 in premiums paid by the Company in 1994 under a split dollar life insurance policy for the benefit of Mr. Stovall.

         The following table sets forth information regarding the grant of stock options to the Company's Chief Executive Officer during 1996. All options shown are presently exercisable. The Company did not award any stock appreciation rights during 1996.

                                               Option Grants in Last Fiscal Year
                                               ---------------------------------
                                                     (Individual Grants)

                                 Number of             Percent of Total
                                Securities              Options Granted
                                Underlying              to Employees in           Exercise Price              Expiration
      Name                   Options Granted              Fiscal Year                ($/share)                   Date
      ----                   ---------------           ----------------           --------------              ----------
David D. Stovall                  11,000                    15.66%                   $ 16.875                  12/31/01



         The following table contains information, with respect to the Company's Chief Executive Officer, concerning the exercise of options during 1995 and unexercised options held as of the end of 1996.


                             Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
                             ---------------------------------------------------------------------------------


                                                           Number of Unexercised                             Value of Unexercised
                                                           Options at FY-End (#)                                  In-the-Money
                                                           ---------------------                            Options/SARs at FY /End
                                                                                                            -----------------------
                                                                                                                     ($)(1)
                                                                                                                     ------
                             Shares
                            Acquired
                               on             Value
                            Exercise         Realized
         Name                  (#)             ($)           Exercisable         Unexercisable        Exercisable     Unexercisable
         ----                 -----           -----          -----------         -------------        -----------     -------------
David D.                     10,000           94,050           47,318                  0               $235,486             0
Stovall

-------------------

(1) Calculated by subtracting the exercise price from the market price of the Common Stock at fiscal year-end ($16.875) and multiplying the resulting figure by the number of shares subject to in-the-money options.

                              CERTAIN TRANSACTIONS

         Some Company directors, officers, principal shareholders and their associates were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 1996. Some of the directors of the Company are directors, officers, trustees or principal securities holders of corporations or other organizations which also were customers of, or had transactions with, the Company or its subsidiaries in the ordinary course of business during 1996.

         All outstanding loans and other transactions with the directors, officers and principal shareholders of the Company or its subsidiaries were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectability or present other unfavorable features. In addition to banking and financial transactions, the Company and its subsidiaries may have had additional transactions with, or used products or services of, various organizations of which directors of the Company and its subsidiaries were associated. The amounts involved in such noncredit transactions have not been material in relation to the business of the Company, its subsidiaries or such other organizations. It is expected that the Company and its subsidiaries will continue to have similar transactions in the ordinary course of its business with such individuals and their associates in the future.

                               ACCOUNTING MATTERS

         On February 25, 1997, the Company replaced its existing independent public accounting firm, Deloitte & Touche LLP ("Deloitte"), with KPMG Peat Marwick. Neither of Deloitte's reports on the Company's financial statements for the years ended December 31, 1995 or 1996 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The change of accountants was approved by the Company's Board of Directors. The Company had no disagreements with Deloitte during any of the years ended December 31, 1995 or 1996 or during the interim period through February 25, 1997 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement if it had not been resolved to Deloitte's satisfaction. A representative of KPMG is expected to be present at the meeting to respond to any appropriate questions and to make a statement if he or she desires to do so.


                                  MISCELLANEOUS

                              Shareholder Proposals

         Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company and desiring inclusion of the same in management's proxy materials must provide a written copy of the proposal to management of the Company not later than November 17, 1997. Any such proposal must comply in all respects with the rules and regulations of the SEC.

                                  Other Matters

         The Board of Directors of the Company knows of no other matters which may be brought before the meeting. If, however, any matter other than the election of directors or matters incident thereto should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

                      Expenses and Solicitation of Proxies

         The expenses of the solicitation will be paid by the Company. In addition to solicitation by mail, certain directors, officers and regular employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or personal interview for which they will receive no compensation in addition to their regular salaries. The Company will request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the shares of Stock held of record by such persons, and, upon request, will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

                                                                      APPENDIX A

                                HABERSHAM BANCORP
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 1997


The undersigned shareholder of Habersham Bancorp (the "Company") hereby appoints David B. Stovall and Edward D. Ariail as proxies with full power of substitution, acting unanimously or by either of them if only one be present and acting, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Central Office of the Company, Highway 441 North, Cornelia, Georgia on Saturday, April 19, 1997 at 1:00 p.m. and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting (the "Proxy Statement"), receipt of which is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

PROPOSAL 1: To elect the nominees listed below to serve as directors of the
            Company for the ensuing year:

                  Thomas A. Arrendale, Jr., Thomas A. Arrendale III, James J. Holcomb, James A. Stapleton, Jr., David D.
                  Stovall, C. Kenneth White and Calvin R. Wilbanks


                   ___________      FOR all nominees                   ___________      WITHHOLD AUTHORITY
                                    listed above                                        to vote for all
                                    (except as indicated                                nominees listed
                                    to the contrary below).                             above.

INSTRUCTION:      To withhold authority for any individual nominees, mark "FOR" above, and write that nominee's name in the space below:
                  ______________________________________________________

         This proxy, when properly executed, will be voted as directed, but if no direction to the contrary is indicated, it will be voted FOR
         Proposal 1.

         Discretionary authority is hereby conferred as to all other matters which may come before the meeting.

                                                                       Dated: ____________________________, 1997
                                                                              (Be sure to date your Proxy)

                                                                       ___________________________________________
                                                                                 Name(s) of Shareholder(s)

                                                                       ___________________________________________
                                                                              Signature(s) of Shareholder(s)

         If stock is held in the name of more than one person, all holders should sign. Signatures must correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, guardian or custodian, please indicate the capacity in which you are acting. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in name by authorized person.

         Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE